UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Executive Officer. On May 11, 2023, following the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), the Board of Directors of Axcelis Technologies, Inc. (the “Company”) appointed Russell J. Low, Ph.D., age 52, as the Company’s Chief Executive Officer and President.

Prior to this appointment, Dr. Low served as the Company’s Executive Vice President, Global Customer and Engineering Operations, since 2021. From 2016 until 2021, Dr. Low served as Executive Vice President, Engineering at the Company. Dr. Low’s compensation for 2020, 2021 and 2022 is set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2023.

Dr. Low’s current annual base salary is $550,333 and he is eligible to earn a cash incentive under the 2023 Axcelis Management Incentive Plan for a target amount equal to 87% of his actual base pay in 2023 and 100% of his actual base pay thereafter. Dr. Low has received prior equity awards from the Company and will participate in the Company’s 2023 annual equity program with a grant date anticipated on May 15, 2023. The Company has entered into an employment agreement, dated as of May 11, 2023 (the “Employment Agreement”), with Dr. Low that establishes a minimum annual base and cash incentive compensation and provides for separation pay in the event of a termination “without cause” or for “good reason” (each as defined in the Employment Agreement). The Employment Agreement has an initial term through January 1, 2025, and will automatically renew on January 1, 2025 and each January 1st thereafter unless terminated by either party on nine months’ prior notice. The Employment Agreement supersedes the Executive Separation Pay Agreement between Dr. Low and the Company, the form of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. The foregoing description of Dr. Low’s Employment Agreement is qualified in its entirety by reference to Exhibit 10.1 hereto.

The Company has entered into a new change of control agreement (the “Change of Control Agreement”) with Dr. Low, increasing the separation pay due on the dual trigger of a change of control and termination of employment to a multiple of two times his then current base and target bonus. The foregoing description of the Change of Control Agreement is qualified in its entirety by reference to the form of change of control agreement with the Company’s executive officers filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and incorporated herein by reference.

Coincident with the commencement of Dr. Low’s promotion to Chief Executive Officer and President, Mary G. Puma, our former Chief Executive Officer and President, assumed the position of Executive Chairperson of the Board of Directors of the Company, a position she is expected to hold until the 2024 Annual Meeting of Stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the offices of the Company at 108 Cherry Hill Drive, Beverly, Massachusetts on May 11, 2023. Out of 32,724,824 shares of Common Stock (as of the record date of March 15, 2023) entitled to vote at the meeting, 28,913,896 shares, or 88.35%, were present in person or by proxy.

1.	At the Annual Meeting, each of the nine nominees for election as directors received the number of votes set forth opposite the nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

Proposal 1	Number of Votes
Proposal to elect the following nominees as a director	For	Withheld	Broker Non- Votes	Percentage of Total Voted For
1. Tzu-Yin Chiu	22,076,510	3,512,872	3,324,514	86.27%
2. Joseph P. Keithley	24,251,232	1,338,150	3,324,514	94.77%
3. John T. Kurtzweil	25,433,727	155,655	3,324,514	99.39%
4. Russell J. Low	25,462,383	126,999	3,324,514	99.50%
5. Mary G. Puma	25,058,768	530,614	3,324,514	97.93%
6. Jeanne Quirk	25,376,297	213,085	3,324,514	99.17%
7. Thomas St. Dennis	25,362,044	227,338	3,324,514	99.11%
8. Jorge Titinger	25,201,087	388,295	3,324,514	98.48%
9. Dipti Vachani	25,444,886	144,496	3,324,514	99.44%

2.	The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company’s financial statements for the year ending December 31, 2023. A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders:

Proposal 2	Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s financial statements for the year ending December 31, 2023.	28,228,913	661,954	23,029	0	97.71%

3.	The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2022, as described under “Executive Compensation” in the Proxy Statement for the Annual Meeting. A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Proposal 3	Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2022, as described under “Executive Compensation” in the proxy statement for this meeting.	24,805,917	708,324	75,141	3,324,514	97.22%

4.	The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors on the frequency of the stockholder votes to approve the compensation paid to the Company’s named executive officers. A majority of the votes cast were voted in favor of annual approval, and therefore such advisory vote on frequency of approval has passed.

Proposal 4		Number of Votes
	Annually	Every Two Years	Every Three Years	Abstaining	Broker Non- Votes	Percentage Voted for One Year
Proposal on the frequency of future stockholder votes to approve executive compensation.	24,195,461	24,373	1,342,403	27,145	3,324,514	94.65%

Item 8.01. Other Events.

On May 11, 2023, following the Annual Meeting, the Board of Directors of the Company:

●	fixed the size of the Board of Directors at nine;

●	elected Mary G. Puma as the Executive Chairperson of the Board of Directors;

●	elected Jorge Titinger, an independent director, as the Lead Director of the Board of Directors;

●	appointed John T. Kurtzweil, Jorge Titinger and Dipti Vachani to serve as the Compensation Committee of the Board of Directors, with Mr. Titinger designated as Chairperson thereof;

●	appointed Joseph P. Keithley, John T. Kurtzweil, Jeanne Quirk and Jorge Titinger to serve as the Audit Committee of the Board of Directors, with Mr. Kurtzweil designated as Chairperson thereof;

●	appointed Tzu-Yin Chiu, Joseph P. Keithley, Thomas St. Dennis and Jeanne Quirk to serve as the Nominating and Governance Committee of the Board of Directors, with Mr. Keithley designated as Chairperson thereof; and

●	appointed Tzu-Yin Chiu, Thomas St. Dennis and Dipti Vachani to serve as the Technology and New Product Development Committee of the Board of Directors with Mr. St. Dennis designated as Chairperson thereof.

Such election and appointments are to serve until the next annual meeting of the Board of Directors and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

10.1	Employment Agreement between the Company and Russell J. Low dated May 11, 2023. Filed herewith.

104	Cover Page Interactive Data Filed (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023	Axcelis Technologies, Inc.

	By:	/s/ Lynnette C. Fallon
Lynnette C. Fallon
Executive Vice President HR/Legal and General Counsel